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                                                                    EXHIBIT 10.1


                                          (As amended through June 5, 2001)(1)



                             THE TJX COMPANIES, INC.
                              STOCK INCENTIVE PLAN




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(1) All share numbers reflect adjustments through February 2, 1999.


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                                TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----

SECTION 1. NAME; EFFECTIVE DATE; GENERAL PURPOSE..................  2

SECTION 2. PLAN ADMINISTRATION....................................  2

SECTION 3. SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION..  3

SECTION 4. ELIGIBILITY............................................  4

SECTION 5. LIMITATIONS ON TERM AND DATES OF AWARDS................  4

SECTION 6. STOCK OPTIONS..........................................  4

SECTION 7. OTHER STOCK-BASED AWARDS...............................  8

SECTION 8. PERFORMANCE AWARDS....................................  10

SECTION 9. TRANSFER, LEAVE OF ABSENCE............................  11

SECTION 10. AMENDMENTS AND TERMINATION...........................  12

SECTION 11. STATUS OF PLAN.......................................  12

SECTION 12. CHANGE OF CONTROL PROVISIONS.........................  12

SECTION 13. GENERAL PROVISIONS...................................  13

SECTION 14. DEFINITIONS..........................................  14

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                             THE TJX COMPANIES, INC.
                              STOCK INCENTIVE PLAN


SECTION 1.        NAME; EFFECTIVE DATE; GENERAL PURPOSE

         The name of the plan is The TJX Companies, Inc. Stock Incentive Plan (the "Plan"). The Plan is an amendment and restatement, effective as to Awards made on or after April 11, 2001, of The TJX Companies, Inc. 1986 Stock Incentive Plan. In the case of an Award made prior to April 11, 2001, the terms of such Award (including the applicable provisions of the Plan as in effect when such Award was granted) shall apply.

         The purpose of the Plan is to secure for The TJX Companies, Inc. (the "Company") and its stockholders the benefit of the incentives inherent in stock ownership and the receipt of incentive awards by selected key employees and directors of the Company and its Subsidiaries who contribute to and will be responsible for its continued long term growth. The Plan is intended to stimulate the efforts of such key individuals by providing an opportunity for capital appreciation and giving suitable recognition for services which contribute materially to the success of the Company. Initially capitalized terms used in the Plan shall have the meaning set forth in Section 14.

SECTION 2.        PLAN ADMINISTRATION

         The Plan shall be administered by a committee (the "Committee") of one or more directors appointed by the Board and serving at the pleasure of the Board. In respect of any action relating to an Award to an executive officer of the Company for which compliance with the committee-composition requirements of Rule 16b-3 promulgated under the Act or of Section 162(m)(3)(C)(i) of the Code would be required to obtain exemption under Rule 16b-3 or Section 162(m), as the case may be, with respect to the Award, the Committee shall consist of not less than two directors, each of whom is both a Non-Employee Director and an Outside Director. If at any time the Committee shall include one or more members who are not Non-Employee Directors or Outside Directors, a subcommittee consisting solely of two or more Non-Employee Directors and Outside Directors shall constitute the Committee for purposes of the immediately preceding sentence.

         The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

            (i) to select from among those eligible the persons to whom Awards may from time to time be granted;

            (ii)  to determine the time or times of grant of any Awards;

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            (iii) to determine the number of shares to be covered by any Award;

            (iv)  to determine the terms and conditions of any Award; and

            (v) to adopt such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award; to prescribe such forms and agreements as it deems advisable in connection with any Award; to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and otherwise to supervise the administration of the Plan.

         All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3.        SHARES ISSUABLE UNDER THE PLAN; MERGERS;
                  SUBSTITUTION.

         (a) SHARES ISSUABLE. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 54,500,000, including shares issued in lieu of or upon reinvestment of dividends arising from Awards. For purposes of this limitation, Awards and Stock which are forfeited, reacquired by the Company or satisfied without the issuance of Stock shall not be counted and such limitation shall apply only to shares which have become free of any restrictions under the Plan. The maximum number of shares of Stock which may be issued pursuant to Awards of Restricted Stock or Performance Awards on or after June 5, 2001 shall not exceed an aggregate of 2,187,500 shares. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

         The number of Stock Options or Performance Awards that shall be awarded to any Participant during any consecutive three-year period commencing after June 3, 1997 shall be limited to 4,000,000 shares calculated separately for each of Stock Options and Performance Awards.

         (b) STOCK DIVIDENDS, MERGERS, ETC. In the event of a stock dividend, stock split or similar change in capitalization, or extraordinary dividend or distribution or restructuring transaction affecting the Stock, the Committee shall make appropriate adjustments in the number and kind of shares of stock or securities on which Awards may thereafter be granted and shall make such adjustments in the number and kind of shares remaining subject to outstanding Awards, and the option or purchase price in respect of such shares as it may deem appropriate with a view toward preserving the value of outstanding awards. In the event of any merger, consolidation, dissolution or liquidation of the Company, the

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Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 15.

         (c) SUBSTITUTE AWARDS. The Company may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees or Eligible Directors of the Company or a Subsidiary as described in the first sentence of Section 4 as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. The shares which may be delivered under such substitute Awards shall be in addition to the limitations set forth in Section 3(a) on the number of shares available for issuance under Awards, and such substitute Awards shall not be subject to the per-participant Award limitation described in the last sentence of Section 3(a).

SECTION 4.        ELIGIBILITY.

         Participants in the Plan will be (i) such full or part time officers and other key employees of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries and who are selected from time to time by the Committee in its sole discretion, and (ii) Eligible Directors. Persons who are not employees of the Company or a subsidiary (within the meaning of Section 424 of the Code) shall not be eligible to receive grants of ISOs.

SECTION 5.        LIMITATIONS ON TERM AND DATES OF AWARDS.

         (a) DURATION OF AWARDS. Subject to Sections 13(a) and 13(d) below, no restrictions or limitations on Awards shall extend beyond 10 years from the grant date (10 years and one day in the case of NSOs), except that deferrals elected by participants of the receipt of Stock or other benefits under the Plan may extend beyond such date.

         (b) LATEST GRANT DATE. No Award shall be granted after April 8, 2007, but then outstanding Awards may extend beyond such date.

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SECTION 6.        STOCK OPTIONS.

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan may be either ISOs or NSOs. Any Stock Option that is not expressly designated as an ISO at time of grant shall be deemed to have been expressly designated at time of grant as an NSO. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted to the Committee under the Plan be exercised, so as to disqualify the Plan or, without the consent of the optionee, any ISO under Section 422 of the Code.

         Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

         (a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of Fair Market Value on the date of grant.

         (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee.

         (c) EXERCISABILITY. Stock Options shall be exercisable at such future time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option.

         (d) METHOD OF EXERCISE. The person holding a Stock Option may exercise the Stock Option in whole or in part by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check or other instrument or means acceptable to the Committee or by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price. As determined by the Committee, in its discretion, at (or, in the case of NSOs, after) grant, payment in full or in part of the exercise price or to pay withholding taxes (as provided in Section 13(d)) may also be made in the form of shares of Stock not then subject to restrictions under any Company plan. The person holding a Stock Option shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. Notwithstanding anything to the contrary contained herein, the Plan does not permit the exercise of a Stock Option in successive stages (pyramiding) using as payment at each stage shares which have been acquired under the option in preceding stages.

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         (e) NON-TRANSFERABILITY OF OPTIONS. No ISO (and, except as determined by the Committee, no NSO) shall be transferable by the person to whom such Stock Option was granted otherwise than by will or by the laws of descent and distribution, and all ISOs (and, except as determined by the Committee, all NSOs) shall be exercisable during the lifetime of the person to whom such Stock Options were granted only by such person.

         (f) TERMINATION BY DEATH. If the employment by the Company and its Subsidiaries of a person to whom a Stock Option was granted terminates by reason of death, the Stock Option may thereafter be exercised, to the extent then exercisable (or on such accelerated or other basis as the Committee shall at any time determine prior to death), by the legal representative or legatee of the decedent, for a period of five years (or such shorter period as the Committee shall specify at time of grant) from the date of death or until the expiration of the stated term of the option, if earlier.

         (g) TERMINATION BY REASON OF DISABILITY. If the employment by the Company and its Subsidiaries of a person to whom a Stock Option was granted terminates by reason of Disability, or if such person has been designated an inactive employee by reason of Disability, any Stock Option previously granted to such person may thereafter be exercised to the extent it was exercisable at the time of the earlier of such termination or such designation (or on such accelerated or other basis as the Committee shall at any time determine prior to such termination or designation) for a period of five years (or such shorter period as the Committee shall specify at time of grant) from the date of such termination of employment or designation or until the expiration of the stated term of the option, if earlier. Except as otherwise provided by the Committee at the time of grant, the death during the final year of such exercise period of the person to whom such Stock Option was granted shall, if such person still holds such Stock Option, extend such period for one year following death, subject to termination on the expiration of the stated term of the option, if earlier. The Committee shall have the authority to determine whether a participant has been terminated or designated an inactive employee by reason of Disability.

         (h) TERMINATION BY REASON OF NORMAL RETIREMENT. If the employment by the Company and its Subsidiaries of a person to whom a Stock Option has been granted terminates by reason of Normal Retirement, the Stock Option may thereafter be exercised to the extent that it was then exercisable (or on such accelerated or other basis as the Committee shall at any time determine) for a period of five years (or such shorter period as the Committee shall specify at time of grant) from the date of Normal Retirement or until the expiration of the stated term of the option, if earlier. Except as otherwise provided by the Committee at the time of grant, the death during the final year of such exercise period of the person to whom such Stock Option was granted shall, if such person still holds such Stock Option, extend such period for one year following death, subject to termination on the expiration of the stated term of the option, if earlier.

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         (i) TERMINATION BY REASON OF SPECIAL SERVICE RETIREMENT. If the
employment by the Company and its Subsidiaries of a person to whom a Stock Option has been granted terminates by reason of a Special Service Retirement, the Stock Option may thereafter be exercised (to the extent exercisable from time to time during the extended exercise period as hereinafter determined) for a period of five years (or such shorter period as the Committee shall specify at time of grant) from the date of the Special Service Retirement or until the expiration of the stated term of the option, if earlier. Except as otherwise provided by the Committee at the time of grant, the death during the final year of such exercise period of the person to whom such Stock Option was granted shall, if such person still holds such Stock Option, extend such period for one year following death, subject to termination on the expiration of the stated term of the option, if earlier. A Stock Option that is outstanding but not yet fully exercisable at the date of the Special Service Retirement of the person to whom the Stock Option was granted shall continue to become exercisable, over the period of three years following the Special Service Retirement Date (subject to the stated term of the option, or on such accelerated or other basis as the Committee shall at any time determine), on the same basis as if such person had not retired.

         (j) OTHER TERMINATION. If the employment by the Company and its Subsidiaries of a person to whom a Stock Option has been granted terminates for any reason other than death, Disability, Normal Retirement, Special Service Retirement or for Cause, the Stock Option may thereafter be exercised to the extent it was exercisable on the date of termination of employment (or on such accelerated basis as the Committee shall determine at or after grant) for a period of three months (or such longer period up to three years as the Committee shall specify at or after grant) from the date of termination of employment or until the expiration of the stated term of the option, if earlier. If the employment of such person terminates or is terminated for Cause, the unexercised portion of any Stock Option previously granted to such person shall immediately terminate.

         (k) FORM OF SETTLEMENT. Subject to Section 13(a) and Section 13(d) below, shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as provided in the following sentence. The Committee may provide at time of grant that the shares to be issued upon the exercise of a Stock Option shall be in the form of Restricted Stock or shall be issued on a deferred basis, or may reserve the right to so provide after time of grant.

         (l) OPTIONS FOR CERTAIN DIRECTORS. Except as the Board may otherwise determine, an NSO shall annually be granted hereunder to each Eligible Director. Each such Award shall be granted in accordance with the generally applicable provisions of this Section 6, subject to the following:

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                  (i) The grant and all terms of the Award, including the number of shares of Stock subject to each Award shall, subject to the special provisions of this subsection (l), be determined by the Board rather than by the Committee.

                  (ii) Each Award shall vest and become exercisable one year after the date of grant, provided that the Award recipient is then still a Director or has ceased to be a Director and is still alive at such one-year anniversary.

                  (iii) The provisions of subsections (h) ("Termination by Reason of Normal Retirement"), (i) ("Termination by Reason of Special Service Retirement") and (j) ("Other Termination") shall not apply to Awards pursuant to this subsection (l). If an individual to whom an Award has been granted pursuant to this subsection (i) ceases to be a Director for any reason, such Award, to the extent then or thereafter vested, shall be exercisable for a period of five years from the date of such cessation of Board service or until the end of the stated term of the Award if earlier; provided, that if the former Director dies within the last year of such five-year period while holding the Award and before the Award has been exercised or has expired, the Award shall remain exercisable for a period of one year following death (or until the end of the stated term of the Award, if earlier).

         (m) DISCRETIONARY PAYMENTS. If the market price of the shares subject to such Stock Option exceeds the exercise price of such Stock Option at the time of its exercise, the Committee may, in its discretion, cancel such Stock Option, the Company shall pay to the person exercising such Stock Option an amount equal to the difference between the Fair Market Value of the Stock to have been purchased pursuant to such exercise of such Stock Option (determined on the date the Stock Option is canceled) and the aggregate consideration to have been paid by such person upon such exercise. Such payment shall be by check, bank draft or in Stock (or in another form of payment acceptable both to the Committee and the person exercising the option) having a Fair Market Value (determined on the date the payment is to be made) equal to the amount of such payments or any combination thereof, as determined by the Committee. The Committee may exercise its discretion under the first sentence of this paragraph (m) only in the event of a written request of the person exercising the option, which request shall not be binding on the Committee.

SECTION 7.        OTHER STOCK-BASED AWARDS.

         (a) NATURE OF STOCK AWARDS. Awards under this Section 7 include Awards other than Stock Options that entitle the recipient to acquire for a purchase price (which may be zero) shares of Stock subject to restrictions under the Plan (including a right on the part of the Company during a specified period to repurchase such shares at their original purchase price, or to require forfeiture if the purchase price was zero, upon the participant's

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termination of employment) determined by the Committee ("Restricted Stock");
Awards that entitle the recipient to acquire for a purchase price (which may be zero) shares of Stock not subject to any such restrictions; Awards that entitle the recipient, with or without payment, to the future delivery of shares of Stock, subject to such conditions and restrictions as may be determined by the Committee; and other Awards under which Stock may be acquired or which are otherwise based on the value of Stock. The same per-participant Award limitation as is described in the last sentence of Section 3(a) shall be applied as a separate limitation to any Other Stock-based Awards described in Treas. Regs. ss. 1.162-27(e)(2)(vi).

         (b) RIGHTS AS A SHAREHOLDER. A participant shall have all the rights of a shareholder, including voting and dividend rights, (i) only as to shares of Stock actually received by the participant under an Other Stock-based Award, and
(ii) in any case, subject to such nontransferability restrictions, Company repurchase or forfeiture rights, and other conditions as are made applicable to the Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are free of any restrictions under the Plan.

         (c) RESTRICTIONS. The Committee may determine the conditions under which an Other Stock-based Award, or Stock acquired under an Other Stock-based Award, shall be forfeited, and may at any time accelerate, waive or, subject to
Section 10, amend any or all of such limitations or conditions. Each Award of shares of Restricted Stock shall specify the terms on which such shares shall vest (become free of restrictions under the Plan), which may include, without limitation, terms that provide for vesting on a specified date or dates, vesting based on the satisfaction of specified performance conditions, and accelerated vesting in the event of termination of employment under specified circumstances; provided, that no grants of Restricted Stock shall specify a vesting date which is less than three years from the date of grant, except that (i) such a date may be one year or greater in the case of Restricted Stock granted subject to the attainment of performance goals, (ii) shares of Restricted Stock may be granted which specify full vesting in no less than three years and partial vesting at a rate no faster than one-third of such shares each year, and (iii) shares of Restricted Stock may be granted which specify any vesting date provided that on a cumulative basis such shares granted after September 8, 1993, when no longer subject to restrictions under the Plan, do not exceed 800,000 shares. Except as otherwise determined by the Committee, (A) neither any Other Stock-based Award nor any unvested Restricted Stock acquired under an Other Stock-based Award may be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein, and (B) in the event of termination of employment with the Company and its Subsidiaries for any reason, any shares of Restricted Stock that are not then vested (taking into account any accelerated vesting applicable to such shares under the terms of the Award or otherwise) shall be resold to the Company at their purchase price or forfeited to the Company if the purchase price was

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zero. The Committee at any time may accelerate the vesting date or dates for an Other Stock-based Award or for Restricted Stock, if any, granted thereunder and may otherwise waive or, subject to Section 10, amend any conditions of the Award.

         (d) WAIVER, DEFERRAL AND REINVESTMENT OF DIVIDENDS; DIVIDEND EQUIVALENTS. An Other Stock-based Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on Stock delivered under the Award and in the case of Stock subject to such an Award but not yet delivered under the Award may provide for the payment, deferral or investment of amounts determined by reference to dividends that would have been payable on such Stock had it been outstanding.

SECTION 8.        PERFORMANCE AWARDS.

         (a) NATURE OF PERFORMANCE AWARDS. A Performance Award is an award entitling the recipient to acquire cash or shares of Stock, or a combination of cash and Stock, upon the attainment of specified performance goals. If the grant, vesting, or exercisability of a Stock Option or Other Stock-Based Award is conditioned upon attainment of a specified performance goal or goals, it shall be treated as a Performance Award for purposes of this Section and shall be subject to the provisions of this Section in addition to the provisions of the Plan applicable to such form of Award.

         (b) QUALIFYING AND NONQUALIFYING PERFORMANCE AWARDS. Performance Awards may include Awards intended to qualify for the performance-based compensation exception under Section 162(m)(4)(C) of the Code ("Qualifying Awards") and Awards not intended so to qualify ("Nonqualifying Awards").

         (c) TERMS OF PERFORMANCE AWARDS. The Committee in its sole discretion shall determine whether and to whom Performance Awards are to be granted, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the Award. Performance Awards may be granted independently or in connection with the granting of other Awards. In the case of a Qualifying Award (other than a Stock Option), the following special rules shall apply: (i) the Committee shall preestablish the performance goals and other material terms of the Award not later than the latest date permitted under Section 162(m) of the Code; (ii) the performance goal or goals fixed by the Committee in connection with the Award shall be based exclusively on one or more Approved Performance Criteria; (iii) no payment (including, for this purpose, vesting or exercisability where vesting or exercisability, rather than the grant of the award, is linked to satisfaction of performance goals) shall be made unless the preestablished performance goals have been satisfied and the Committee has certified (pursuant to Section 162(m) of the Code) that they have been satisfied; (iv) no payment shall be made in lieu or in substitution for the Award if the preestablished performance goals are not satisfied (but this clause shall not limit the ability

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of the Committee or the Company to provide other remuneration to the affected Participant, whether or not under the Plan, so long as the payment of such remuneration would not cause the Award to fail to be treated as having been contingent on the preestablished performance goals) and (v) in all other respects the Award shall be construed and administered consistent with the intent that any compensation under the Award be treated as performance-based compensation under Section 162(m)(4)(C) of the Code.

         (d) RIGHTS AS A SHAREHOLDER. A participant receiving a Performance Award will have rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Award (to the extent the Award provides for the delivery of shares of Stock) only upon satisfaction of all conditions therefor specified in the Performance Award Agreement.

         (e) TERMINATION. Except as may otherwise be provided by the Committee (consistent with Section 162(m), in the case of a Qualifying Award) at any time prior to termination of employment, a participant's rights in all Performance Awards shall automatically terminate upon the participant's termination of employment by the Company and its Subsidiaries for any reason (including death).

         (f) ACCELERATION, WAIVER, ETC.. At any time prior to the participant's termination of employment by the Company and its Subsidiaries, the Committee may in its sole discretion (but subject to Section 162(m), in the case of a Qualifying Award) accelerate, waive or, subject to Section 10, amend any or all of the goals, restrictions or conditions imposed under any Performance Award.

SECTION 9.        TRANSFER, LEAVE OF ABSENCE.

         For purposes of the Plan, the following events shall not be deemed a termination of employment:

         (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another;

         (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, but in each case only if the employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

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For purposes of the Plan, the employees of a Subsidiary of the Company shall be deemed to have terminated their employment on the date on which such Subsidiary ceases to be a Subsidiary of the Company.

SECTION 10.       AMENDMENTS AND TERMINATION.

         The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. However, no such amendment shall be effective unless approved by stockholders if it would (i) reduce the exercise price of any option previously granted hereunder or (ii) effect a change which, in the determination of the Committee, would jeopardize the qualification of an Award that the Committee has determined is intended to qualify (and to continue to qualify) as an ISO or as exempt performance based compensation under Section 162(m) of the Code. Notwithstanding any provision of this Plan, the Board or the Committee may at any time adopt any subplan or otherwise grant Stock Options or other Awards under this Plan having terms consistent with applicable foreign tax or other foreign regulatory requirements or laws.

SECTION 11.       STATUS OF PLAN.

         With respect to the portion of any Award which has not been exercised and any payments in cash, stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 12.       CHANGE OF CONTROL PROVISIONS.

         As used herein, a Change of Control and related definitions shall have the meanings set forth in Exhibit A to this Plan.

         Upon the occurrence of a Change of Control:

         (i) Each Stock Option shall automatically become fully exercisable unless the Committee shall otherwise expressly provide at the time of grant.

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         (ii)     Restrictions and conditions on Other Stock-based Awards
                  (including without limitation Restricted Stock) and Performance Awards shall automatically be deemed waived unless the Committee shall otherwise expressly provide at the time of grant.

The Committee may at any time prior to or after a Change of Control accelerate the exercisability of any Stock Options and may waive restrictions, limitations and conditions on Other Stock-based Awards (including without limitation Restricted Stock) and Performance Awards to the extent it shall in its sole discretion determine.

SECTION 13.       GENERAL PROVISIONS.

         (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS, ETC. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

         (b) REFERENCES TO EMPLOYMENT. Wherever reference is made herein to "employee," "employment" (or correlative) terms, except in Section 4, the term shall be deemed to include both common law employees and others.

         (c) OTHER COMPENSATION ARRANGEMENTS; NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan does not confer upon any employee any right to continued employment with the Company or a Subsidiary, nor does it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

         (d) TAX WITHHOLDING, ETC. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. The Company may withhold or otherwise administer the Plan to comply with tax obligations under any applicable foreign laws.

         The Committee may provide, in respect of any transfer of Stock under an Award, that if and to the extent withholding of any Federal, state or local tax is required in respect of such transfer or vesting, the participant may elect, at such time and in such manner as the Committee shall prescribe, to (i) surrender to the Company Stock not then subject to restrictions under any Company plan or (ii) have the Company hold back from the transfer or vesting Stock having a value calculated to satisfy such withholding obligation. In no event shall Stock be surrendered under clause (i) or held back by the Company under clause (ii) in excess of the minimum amount required to be withheld for Federal, state and local taxes.

         (e) DEFERRAL OF AWARDS. Participants may elect to defer receipt of Awards or vesting of Awards only in such cases and to the extent that the Committee shall determine at or after the grant date.

SECTION 14.        DEFINITIONS.

         The following terms shall be defined as set forth below:

                 (a) "Act" means the Securities Exchange Act of 1934.

                 (b) "Approved Performance Criteria" means criteria based on any one or more of the following (on a consolidated, divisional, line of business, geographical or area of executive's responsibilities basis): one or more items of or within (i) sales, revenues, assets or expenses; (ii) earnings, income or margins, before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations and aggregate or per share basis; (iii) return on investment, capital, assets, sales or revenues; and (iv) stock price. In determining whether a performance goal based on one or more Approved Performance Criteria has been satisfied for any period, any extraordinary item, change in generally accepted accounting principles, or change in law (including regulations) that would affect the determination as to whether such performance goal had been achieved will automatically be disregarded or taken into account, whichever would cause such performance goal to be more likely to be achieved; provided, that nothing herein shall be construed as limiting the Committee's authority to reduce or eliminate a Performance Award (including, without limitation, by restricting vesting under any such Award) that would otherwise be deemed to have been earned.

                 (c) "Award" or "Awards" except where referring to a particular category of grant under the Plan shall include Stock Options, Other Stock-based Awards and Performance Awards.

                 (d) "Board" means the Board of Directors of the Company.

                 (e) "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which is directly harmful to the business or reputation of the Company or any Subsidiary.

                 (f) "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

                 (g) "Committee" means the Committee referred to in Section 2. If at any time no Committee shall be in office, the functions of the Committee shall be exercised by the Board.

                 (h) "Company" is defined in Section 1.

                 (i) "Director" means a member of the Board.

                 (j) "Disability" means disability as determined in accordance with standards and procedures similar to those used under the Company's long term disability program.

                 (k) "Eligible Director" means a Director who is not employed (other than as a Director) by the Company or by any Subsidiary.

                 (l) "Fair Market Value" on any given date means the last sale price regular way at which Stock is traded on such date as reflected in the New York Stock Exchange Composite Transactions Index or, where applicable, the value of a share of Stock as determined by the Committee in accordance with the applicable provisions of the Code.

                 (m) "ISO" means a Stock Option intended to be and designated as an "incentive stock option" as defined in the Code.

                 (n) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3) promulgated under the Act, or any successor definition under the Act.

                 (o) "NSO" means any Stock Option that is not an ISO.

                 (p) "Normal Retirement" means retirement from active employment with the Company and its Subsidiaries at or after age 65 with at least five years of service for the Company and its Subsidiaries as specified in The TJX Companies, Inc. Retirement Plan.

                 (q) "Other Stock-based Award" means an Award of one of the types described in Section 7.

                 (r) "Outside Director" means a member of the Board who is treated as an "outside director" for purposes of Section 162(m) of the Code.

                 (s) "Performance Award" means an Award described in Section 8.

                 (t) "Plan" is defined in Section 1.

                 (u) "Restricted Stock" is defined in Section 7(a).

                 (v) "Special Service Retirement" means retirement from active employment with the Company and its Subsidiaries (i) at or after age 60 with at least twenty years of service for the Company and its Subsidiaries, or (ii) at or after age 65 with at least ten years of service for the Company and its Subsidiaries.

                 (w) "Stock" means the Common Stock, $1.00 par value, of the Company, subject to adjustments pursuant to Section 3.

                 (x) "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 6.

                 (y) "Subsidiary" means any corporation or other entity (other than the Company) in an unbroken chain beginning with the Company if each of the entities (other than the last entity in the unbroken chain) owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interest in one of the other corporations or other entities in the chain.

                 (z) "Unrestricted Stock Award" is defined in Section 8(f).

                                                                       EXHIBIT A

                        DEFINITION OF "CHANGE OF CONTROL"

         "Change of Control" shall mean the occurrence of any one of the following events:

                  (a) there occurs a change of control of the Company of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") or in any other filing under the Exchange Act; PROVIDED, HOWEVER, that if the Participant or a Participant Related Party is the Person or a member of a group constituting the Person acquiring control, a transaction shall not be deemed to be a Change of Control as to a Participant unless the Committee shall otherwise determine prior to such occurrence; or

                  (b) any Person other than the Company, any wholly-owned subsidiary of the Company, or any employee benefit plan of the Company or such a subsidiary becomes the owner of 20% or more of the Company's Common Stock and thereafter individuals who were not directors of the Company prior to the date such Person became a 20% owner are elected as directors pursuant to an arrangement or understanding with, or upon the request of or nomination by, such Person and constitute at least 1/4 of the Company's Board of Directors; PROVIDED, HOWEVER, that unless the Committee shall otherwise determine prior to the acquisition of such 20% ownership, such acquisition of ownership shall not constitute a Change of Control as to a Participant if the Participant or a Participant Related Party is the Person or a member of a group constituting the Person acquiring such ownership; or

                  (c) there occurs any solicitation or series of solicitations of proxies by or on behalf of any Person other than the Company's Board of Directors and thereafter individuals who were not directors of the Company prior to the commencement of such solicitation or series of solicitations are elected as directors pursuant to an arrangement or understanding with, or upon the request of or nomination by, such Person and constitute at least 1/4 of the Company's Board of Directors; or

                  (d) the Company executes an agreement of acquisition, merger or consolidation which contemplates that (i) after the effective date provided for in such agreement, all or substantially all of the business and/or assets of the Company shall be owned, leased or otherwise controlled by another Person and (ii) individuals who are directors of the Company when such agreement is executed shall not constitute a majority of the board of directors of the survivor or successor entity immediately after the effective date provided for in such agreement; PROVIDED, HOWEVER, that unless otherwise determined by the Committee, no transaction shall constitute a Change of Control as to a Participant if, immediately after such transaction, the Participant or any Participant Related Party shall own equity securities of any surviving corporation ("Surviving Entity") having a fair value as a percentage of the fair value of the equity securities of such Surviving Entity greater than 125% of the fair value of the equity securities of the Company owned by the Participant and any Participant Related Party immediately prior to such transaction, expressed as a percentage of the fair value of all equity securities of the Company immediately prior to such transaction (for purposes of this paragraph ownership of equity securities shall be determined in the same manner as ownership of Common Stock); and PROVIDED, FURTHER, that, for purposes of this paragraph (d), if such agreement requires as a condition precedent approval by the Company's shareholders of the agreement or transaction, a Change of Control shall not be deemed to have taken place unless and until such approval is secured (but upon any such approval, a Change of Control shall be deemed to have occurred on the date of execution of such agreement).

         In addition, for purposes of this Exhibit A the following terms have the meanings set forth below:

         "Common Stock" shall mean the then outstanding Common Stock of the Company plus, for purposes of determining the stock ownership of any Person, the number of unissued shares of Common Stock which such Person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) upon the exercise of conversion rights, exchange rights, warrants or options or otherwise. Notwithstanding the foregoing, the term Common Stock shall not include shares of Preferred Stock or convertible debt or options or warrants to acquire shares of Common Stock (including any shares of Common Stock issued or issuable upon the conversion or exercise thereof) to the extent that the Board of Directors of the Company shall expressly so determine in any future transaction or transactions.

         A Person shall be deemed to be the "owner" of any Common Stock:

                  (i) of which such Person would be the "beneficial owner," as such term is defined in Rule 13d-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Exchange Act, as in effect on March 1, 1989; or

                  (ii) of which such Person would be the "beneficial owner" for purposes of Section 16 of the Exchange Act and the rules of the Commission promulgated thereunder, as in effect on March 1, 1989; or

                  (iii) which such Person or any of its affiliates or associates (as such terms are defined in Rule 12b-2 promulgated by the Commission under the Exchange Act, as in effect on March 1, 1989) has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options or otherwise.

         "Person" shall have the meaning used in Section 13(d) of the Exchange Act, as in effect on March 1, 1989.

         A "Participant Related Party" shall mean, with respect to a Participant, any affiliate or associate of the Participant other than the Company or a Subsidiary of the Company. The terms "affiliate" and "associate" shall have the meanings ascribed thereto in Rule 12b-2 under the Exchange Act (the term "registrant" in the definition of "associate" meaning, in this case, the Company).

         "Participant" means a participant in the Plan.